Exhibit 10.1

MASTER PROJECT #

SALES AUTHORIZATION RELEASE		PROJECT #

WORK ORDER #

CONTRACT:	M67854-07-D-5015	SALES AUTHORIZATION RELEASE #	07-002

MODIFICATION:	Basic	CONTRACT/MOD TYPE:	FFP

CONTRACT/MOD DATE:	ll-Jan-07	PROGRAM MGMT POC:	S. HARP

F.O.B. POINT	See Individual CLINs	CONTRACT POC:	P. Van Horn

DESCRIPTION:	Basic Contract Terms & Conditions for 15 6x6 EOD Vehicles with Support Eqpt and Services

SCOPE OF WORK:

Fixed-price basic contract for the following supplies and services:

CLIN	DESCRIPTION	QTY	PRICE/EA	TOTAL	INSPECT/ACCEPT

0001	JERRV 6x6 EOD Variants	15	$548,682	$8,230,230	Origin
0002	90-Day Consumable Spares	15	409	$6,135	Origin
0003	1-Yr Forward Deploy Spares	15	12,993	$142,923	Origin
0004	1-Yr Maint Workshop Spares	1	240,044	$240,044	Origin
0005AA	Training-CONUS	3	34,464	$103,392	Destination
0005AB	Training-OCONUS	2	102,556	$205,112	Destination
0006	FSR-CONUS	2	198,735.50	$397,471	Destination
0007	FSR Tool Kits	3	18,021	$54,063	Origin

FOB Destination deliveries are to be packaged, using best commercial practices and MIL-STD129 marking. The ordering period for this ID/IQ (Indefinite Delivery/Indefinite Quantity) is from contract award through 180 days. Delivery is required 30 days after issuance of a delivery order unless specified otherwise

SPECIAL TERMS & CONDITIONS, IF APPLICABLE:

NOTE: Contract and contract modifications are available on S/Library/Contracts

AWARD/CONTRACT	1. THIS CONTRACT IS A RATED ORDER	RATING	PAGE OF PAGES
UNDER DPAS (15 CFR 350)	DO-A4	1	17
2. CONTRACT (Proc. Inst. Indent.) NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQUEST/PROJECT NO.
M67854-07-D-5015	11 Jan 2007
5. ISSUED BY	CODE	M67854	6. ADMINISTERED BY (If other than Item 5)	CODE	S1103A

MARCORSYSCOM	DCMA ATLANTA
ATTN CTO/HOLLY HUBBELL	2300 LAKE PARK DRIVE	SCD:	B
2200 LESTER STREET	SUITE 300
QUANTICO VA 22134-5010	SMYNRA GA 30080

7. NAME AND ADDRESS OF CONTRACTOR	(No., street, city, county, state and zip code)	8. DELIVERY
FORCE PROTECTION INDUSTRIES, INC	☐ FOB ORIGIN	☒ OTHER	(See below)
MIKE ALDRICH	9. DISCOUNT FOR PROMPT PAYMENT
9801 HIGHWAY 78, #3	Net 30 Days
LADSON SC 29456
10. SUBMIT INVOICES 1	ITEM

(4 copies unless otherwise specified)
TO THE ADDRESS	Section G
CODE 1EFH8	FACILITY CODE	SHOWN IN:
11. SHIP TO/MARK FOR	CODE	12. PAYMENT WILL BE MADE BY	CODE	HQ0338
DFAS COLUMBUS SOUTH ENTITLEMENT OPS
P.O. BOX 182264
COLUMBUS OH 43218-2264

See Schedule

13.	AUTHORITY FOR USING OTHER THAN FULL AND OPEN	14. ACCOUNTING AND APPROPRIATION DATA
COMPETITION:
☒ 10 U.S.C. 2304(c)(2) ☐ 41 U.S.C. 253(c) ( )
15A. ITEM NO.	15B. SUPPLIES/ SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT

SEE SCHEDULE

15G. TOTAL AMOUNT OF CONTRACT	$ 9,379,370.00
16. TABLE OF CONTENTS
(X)	SEC.	DESCRIPTION	PAGE(S)	(X)	SEC.	DESCRIPTION	PAGE(S)
PART I - THE SCHEDULE	PART II - CONTRACT CLAUSES
X	A	SOLICITATION/ CONTRACT FORM	1	X	I	CONTRACT CLAUSES	12 - 16
X	B	SUPPLIES OR SERVICES AND PRICES/ COSTS	2 - 5	PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS
C	DESCRIPTION/ SPECS./ WORK STATEMENT	X	J	LIST OF ATTACHMENTS	17
X	D	PACKAGING AND MARKING	6	PART IV - REPRESENTATIONS AND INSTRUCTIONS
X	E	INSPECTION AND ACCEPTANCE	7	K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS
X	F	DELIVERIES OR PERFORMANCE	8
X	G	CONTRACT ADMINISTRATION DATA	9	L	INSTRS., CONDS., AND NOTICES TO OFFERORS
X	H	SPECIAL CONTRACT REQUIREMENTS	10 - 11	M	EVALUATION FACTORS FOR AWARD
CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. ☒ CONTRACTOR’S NEGOTIATED AGREEMENT    Contractor is required to sign this
document and return 1    copies to issuing office.)  Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein.  The rights and obligations of the parties to this contract shall be subject to and governed by the following documents; (a) this award/contract,
(b) the solicitation, if any, and (c) such provision, representations, certifications, and specifications, as are attached or incorporated by reference herein.

 (Attachments are listed herein.)

18. ☐ AWARD   (Contractor is not required to sign this document.)     Your offer on Solicitation Number

including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets.  This award consummates the contract which consists of the following documents; (a) the Government’s solicitation and your offer, and (b) this award/contact.  No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (Type or print)	20A. NAME AND TITLE OF CONTRACTING OFFICER
Otis Byrd
Director of Contracts	TEL: EMAIL:
19B. NAME OF CONTRACTOR	19C. DATE SIGNED	20B. UNITED STATES OF AMERICA	20C. DATE SIGNED
BY	/s/ Otis Byrd	1/10/07	BY	/s/ Terrence J. McGinn	11 Jan 2007
(Signature of person authorized to sign)	(Signature of Contracting Officer)
NSN 7540-01-152-8069	26-107	STANDARD FORM 26 (REV. 4-85)

PREVIOUS EDITION UNUSABLE	GPO 1985 O - 469-794	Prescribed by GSA
FAR (48 CFR) 53.214(a)

Section B - Supplies or Services and Prices

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0001		15	Each	$548,682.00	$8,230,230.00
	JERRV 6X6
	FFP
	IAW SOW and PS. Overpacked with technical manuals. FOB destination Charleston AFB or SPAWAR, SC
	FOB: Destination

				MAX NET AMT	$8,230,230.00

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0002		15	Each	$409.00	$6,135.00
	On-Board Consumables (OBC)
	FFP
	90-Day Consumables IAW SOW and PS. FOB destination Charleston AFB or SPAWAR, SC
	FOB: Destination

				MAX NET AMT	$6,135.00

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0003		11	Each	$12,993.00	$142,923.00
	Forward Deployment Block (FDB)
	FFP
	1-Year FDB. IAW SOW and PS. FOB destination Charleston AFB or SPAWAR, SC
	FOB: Destination

				MAX NET AMT	$142,923.00

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0004		1	Each	$240,044.00	$240,044.00
	Maintenance Workshop Blk (MWB)
	FFP
	1 -Year MWB. IAW SOW and PS. FOB destination Charleston AFB or SPAWAR, SC
	FOB: Destination

				MAX NET AMT	$240,044.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0005
	Training
	FFP
	IAW SOW and PS.
	FOB: Destination

				NET AMT	$0.00

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0005AA		3	Each	$34,464.00	$103,392.00
	Training - CONUS
	FFP
	IAW SOW and PS. FOB destination. Training sessions to be held in the following locations: California, Mississippi, Virginia.
	FOB: Destination

				MAX NET AMT	$103,392.00

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0005AB		2	Each	$102,556.00	$205,112.00
	Training - OCONUS
	FFP
	IAW SOW and PS. FOB destination Iraq and/or Afghanistan
	FOB: Destination

				MAX NET AMT	$205,112.00

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0006		2	Each	$198,735.50	$397,471.00
	Field Service Representatives(FSR)-CONUS
	FFP
	IAW SOW and PS. .FOB destination: California and Mississippi
	FOB: Destination

				MAX NET AMT	$397,471.00

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0007		3	Each	$18,021.00	$54,063.00
	FSR Tool Kits
	FFP
	IAW SOW and PS.FOB destination Charleston AFB or SPAWAR, SC
	FOB: Destination

				MAX NET AMT	$54,063.00

Section D - Packaging and Marking

CLAUSES INCORPORATED BY REFERENCE

252.211-7003	Item Identification and Valuation	JUN 2005

Section E - Inspection and Acceptance

INSPECTION AND ACCEPTANCE TERMS

Supplies/services will be inspected/accepted at:

CLIN	INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
0001	Origin	Government	Origin	Government
0002	Origin	Government	Origin	Government
0003	Origin	Government	Origin	Government
0004	Origin	Government	Origin	Government
0005	N/A	N/A	N/A	Government
0005AA	Destination	Government	Destination	Government
0005AB	Destination	Government	Destination	Government
0006	Destination	Government	Destination	Government
0007	Origin	Government	Origin	Government

CLAUSES INCORPORATED BY REFERENCE

52.246-2	Inspection Of Supplies—Fixed Price	AUG 1996
52.246-4	Inspection Of Services—Fixed Price	AUG 1996
52.247-30	F.O.B. Origin, Contractor’s Facility	FEB 2006

Section F - Deliveries or Performance

CLAUSES INCORPORATED BY REFERENCE

52.242-17	Government Delay Of Work	APR 1984
52.246-16	Responsibility For Supplies	APR 1984

DELIVERIES OR PERFORMANCE

F-1   DELIVERY TERMS: All deliveries shall be F.O.B. destination unless otherwise specified on delivery order, with packaging using best commercial practices.

F-2   CONTRACT TYPE: This contract is an Indefinite Delivery/Indefinite Quantity (ID/IQ) fixed price contract. Every Contract Line Item Number (CLIN) is ID/IQ. Performance shall be made only as authorized by delivery orders issued in accordance with the ordering clause of the contract. Ordering period shall be from contract award through 180 days. The contract minimum quantity is 1 (one) and the contract maximum quantity is specified at the CLIN level. The order minimum quantity per CLIN is 1 (one) and the maximum ordering quantity is specified at the CLIN level.

F-3   DELIVERY ORDERS: Each delivery order will contain, among other information, the date of the order, the order number, the exact quantity of units to be delivered, delivery or performance, place of delivery, any special shipping instructions, pricing, and accounting and appropriation data. The unit price of each delivery order will be determined by the ordering period and the number of units ordered in accordance with the Schedule of Supplies and/or Services of this contract. Individual orders will be issued using the single price for the increment that corresponds to the total quantity being purchased on that order for the year in which the order is placed. Quantities are not cumulative from order to order. The unit price of each order is determined by the total quantity for that order only, regardless of the previous number of orders issued or the total of previous quantities ordered. Delivery of units under a specific delivery order shall not be combined with delivery of units under another delivery order. Delivery orders will incorporate all clauses of the contract. The Contractor is responsible for delivery of each item to the final (e.g., unit) destination, to include local shipments from the port of entry, or other receiving facility.

F-4   PRODUCTION ITEM RATE OF DELIVERY Delivery shall be 30 days after issuance of delivery order unless specified otherwise.

F-5   PERIOD OF PERFORMANCE: The period of performance for this contract shall be 16 Months beginning on the effective date of the contract.

Section G - Contract Administration Data

CLAUSES INCORPORATED BY FULL TEXT

MARCORSYSCOM WAWF INSTRUCTIONS TO CONTRACTORS

ELECTRONIC INVOICING PROCEDURES (MARCORSYSCOM Feb 2006)

In compliance with DFARS 252.232-7003, “Electronic Submission of Payment Request (May 2006)”, the United States Marine Corps (USMC) utilizes WAWF-RA to electronically process vendor request for payment. The contractor is required to utilize this system when processing invoices and receiving reports under this contract.

The contractor shall (i) ensure an Electronic Business Point of Contract (POC) is designated in Central Contractor Registration at http://www.ccr.gov and (ii) register to use WAWF-RA at the https://wawf.eb.mil/ within ten (10) days after award of the contract or modification incorporating WAWF-RA into the contract. Step by step procedures to register are available at the https://wawf.eb.mil/.

The USMC WAWF-RA point of contact for this contract is Tom Carmody and can be reached on (703) 432-3582 or via email at Thomas.Carmody@USMC.mil The alternate USMC WAWF-RA point of contact is Jim Batton and can be reached on (703) 432-3602 or via email at James.Batton@USMC.mil

The contactor is directed to use the Combo format when processing invoices and receiving reports. For all requirements, the contractor shall use the Marine Corps Systems Command DODAAC (M67854) as the DODAAC for all shipping addresses, even if the ship-to address is other than the Marine Corps Systems Command.

Data entry information in WAWF:

Payment Office DoDAAC: HQ0338

Issue By DoDAAC: M67854

Admin Office DoDAAC: S1103A

Ship To/Service Acceptor DoDAAC: M67854/EXT PG15

Contract Number: M67854-07-D-5015

Before closing out of an invoice session in WAWF-RA, but after submitting your document or documents, the contractor will be prompted to send additional email notifications. The contractor shall click on   [ Send Additional Email Notifications ]   block on the page that appears. Add the primary point of contact’s email address (provided above) in the first email address block and add the alternate point of contact’s email address in the following block. This additional notification to the government is important to ensure the appropriate point of contact is aware that the invoice documents have been submitted into the WAWF-RA system.

NOTE: The POCs identified above are for WAWF issues only. Any other contracting questions/problems should be addressed to the POC identified in Section A of the contract.

Section H - Special Contract Requirements

SPECIAL CONTRACT REQUIREMENTS

H-1  CONTRACTOR NOTICE REGARDING LATE DELIVERY

In the event that the contractor, for any reason, anticipates or encounters difficulty in complying with the contract delivery schedule or date, or in meeting any of the other requirements of the contract, they shall immediately notify the Administrative and Procuring Contracting Officers (ACO and PCO) in writing, providing all of the pertinent details. This data shall be informational only in character and its receipt by the Government shall not be construed as a waiver by the Government of (i) any delivery schedule or date, (ii) compliance with any other contract requirement by the contractor, or (iii) any other rights or remedies belonging to the Government under law or otherwise under this contract.

H-2  CONTRACT CHANGES

H-2.1 No order, statement, or conduct of Government personnel who might visit the contractor’s facility or in any other manner communicate with contractor personnel during the performance of this contract shall constitute a change under the “Changes” clause of this contract, FAR 52.243-1, Changes—Fixed Price (AUG 1987).

H-2.2 No understanding or agreement, contract modification, change order, or other matter deviating from or constituting an alteration or change of the terms of the contract shall be effective or binding upon the Government unless formalized by contractual documents executed by the contracting officer or his or her designated representative.

H-2.3 The Contracting Officer is the only person authorized to approve changes in any of the requirements of this contract and, notwithstanding provisions contained elsewhere in the contract, the said authority remains solely with the Contracting Officer. In the event that the contractor effects any change at the direction of any person other than the Contracting Officer, the change will be considered to have been made without authority at the contractor’s expense, and no adjustment shall be made in the contract price or other contract terms and conditions as consideration for the aforementioned unauthorized change. Further, should the unauthorized change be to the Government’s detriment, the contractor may be held financially responsible for its correction.

H-3  CONTRACT PERFORMANCE IN A CRISIS SITUATION

a.             Contractor personnel deployed to a theater of operations are subject to the Uniform Code of Military Justice (UCMJ) when serving with or accompanying an armed force only [ in time of war ] as declared by Congress. Retired members of the military may be subjected to action under the UCMJ without a congressionally declared war. Contract Personnel may have administrative privileges suspended for disciplinary infractions or improper conduct.

b.             Contractors shall request guidance from Government media operations center if and when they are approached by reporters seeking interviews or information on their participation in the mission/operation.

c.             The Contractor shall take all necessary administrative actions required to prepare its personnel for a crisis situation deployment. Some examples of these actions are:

Inform its employees of their responsibility to adhere to all guidance and orders issued by the theater commander, or his representative, regarding possession, use, safety and accountability of weapons.

Assist its employees to obtain the required civilian licenses to operate the equipment necessary to perform the contract in the theater of operation.

Obtain all passports, visas, or other documents necessary to enter or exit any areas identified by the PCO.

Assist its employees in obtaining security clearances applicable to the level required for performance in the theater of operations.

Assist its employees in obtaining a complete physical evaluation equal to that similarly assigned government personnel must pass. Medical requirements shall be completed prior to arrival at the point of debarkation or prior to direct deployment with the unit.

d.             Definitions of Terms:

[Contractor Personnel] includes all agents, employees, and subcontractors of the prime contractor.

[Crisis Situation,]   per DOD Instruction 3020.37, means any emergency so declared by the National Command Authority or the overseas combatant commander, whether or no U.S. Armed Forces are involved, minimally encompassing civil unrest or insurrection, civil war, civil disorder, terrorism, hostilities build-up, wartime conditions, disasters, or international conflict presenting a serious threat to DoD interests.

e.            To the extent the contractor is unable to obtain or retain the services of qualified personnel to perform in the crisis situation theater, the contract shall not be terminated for default. Every reasonable effort shall be made by the contractor to provide uninterrupted services of qualified personnel.

Section I - Contract Clauses

CLAUSES INCORPORATED BY REFERENCE

52.202-1	Definitions	JUL 2004
52.203-3	Gratuities	APR 1984
52.203-5	Covenant Against Contingent Fees	APR 1984
52.203-6	Restrictions On Subcontractor Sales To The Government	SEP 2006
52.203-7	Anti-Kickback Procedures	JUL 1995
52.203-8	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity	JAN 1997
52.203-10	Price Or Fee Adjustment For Illegal Or Improper Activity	JAN 1997
52.203-12	Limitation On Payments To Influence Certain Federal Transactions	SEP 2005
52.204-2	Security Requirements	AUG 1996
52.204-4	Printed or Copied Double-Sided on Recycled Paper	AUG 2000
52.204-7	Central Contractor Registration	JUL 2006
52.209-6	Protecting the Government’s Interest When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment	SEP 2006
52.211-5	Material Requirements	AUG 2000
52.211-15	Defense Priority And Allocation Requirements	SEP 1990
52.215-2	Audit and Records—Negotiation	JUN 1999
52.215-8	Order of Precedence—Uniform Contract Format	OCT 1997
52.215-10	Price Reduction for Defective Cost or Pricing Data	OCT 1997
52.215-11	Price Reduction for Defective Cost or Pricing Data—Modifications	OCT 1997
52.215-12	Subcontractor Cost or Pricing Data	OCT 1997
52.215-13	Subcontractor Cost or Pricing Data—Modifications	OCT 1997
52.215-14	Integrity of Unit Prices	OCT 1997
52.215-16	Facilities Capital Cost of Money	JUN 2003
52.215-18	Reversion or Adjustment of Plans for Postretirement Benefits (PRB) Other than Pensions	JUL 2005
52.215-20	Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data	OCT 1997
52.215-21	Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data—Modifications	OCT 1997
52.216-25	Contract Definitization	OCT 1997
52.219-14	Limitations On Subcontracting	DEC 1996
52.222-1	Notice To The Government Of Labor Disputes	FEB 1997
52.222-3	Convict Labor	JUN 2003
52.222-19	Child Labor — Cooperation with Authorities and Remedies	JAN 2006
52.222-20	Walsh-Healey Public Contracts Act	DEC 1996
52.222-21	Prohibition Of Segregated Facilities	FEB 1999
52.222-26	Equal Opportunity	APR 2002
52.222-26 Alt I	Equal Opportunity (Apr 2002) - Alternate I	FEB 1999
52.222-29	Notification Of Visa Denial	JUN 2003
52.222-35	Equal Opportunity For Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans	SEP 2006
52.222-35 Alt I	Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Sep 2006) Alternate I	DEC 2001
52.222-36	Affirmative Action For Workers With Disabilities	JUN 1998

52.222-37	Employment Reports On Special Disabled Veterans, Veterans Of The Vietnam Era, and Other Eligible Veterans	SEP 2006
52.222-39	Notification of Employee Rights Concerning Payment of Union Dues or Fees	DEC 2004
52.223-3	Hazardous Material Identification And Material Safety Data	JAM 1997
52.223-3	Hazardous Material Identification And Material Safety Data	JAN 1997
52.223-6	Drug-Free Workplace	MAY 2001
52.223-10	Waste Reduction Program	AUG 2000
52.223-11	Ozone-Depleting Substances	MAY 2001
52.223-14	Toxic Chemical Release Reporting	AUG 2003
52.224-1	Privacy Act Notification	APR 1984
52.224-2	Privacy Act	APR 1984
52.225-13	Restrictions on Certain Foreign Purchases	FEB 2006
52.227-1	Authorization and Consent	JUL 1995
52.227-2	Notice And Assistance Regarding Patent And Copyright Infringement	AUG 1996
52.227-3	Patent Indemnity	APR 1984
52.227-9	Refund Of Royalties	APR 1984
52.227-21	Technical Data Certification, Revision, and Withholding of Payment—Major Systems	JAN 1997
52.227-22	Major System—Minimum Rights	JUN1987
52.228-3	Worker's Compensation Insurance (Defense Base Act)	APR 1984
52.228-4	Workers' Compensation and War-Hazard Insurance Overseas	APR 1984
52.229-3	Federal, State And Local Taxes	APR 2003
52.229-4	Federal, State, And Local Taxes (State and Local Adjustments)	APR 2003
52.232-1	Payments	APR 1984
52.232-8	Discounts For Prompt Payment	FEB 2002
52.232-9	Limitation On Withholding Of Payments	APR 1984
52.232-11	Extras	APR 1984
52.232-17	Interest	JUN 1996
52.232-18	Availability Of Funds	APR 1984
52.232-23	Assignment Of Claims	JAN 1986
52.232-25	Prompt Payment	OCT 2003
52.233-1	Disputes	JUL 2002
52.233-3	Protest After Award	AUG 1996
52.233-4	Applicable Law for Breach of Contract Claim	OCT 2004
52.234-1	Industrial Resources Developed Under Defense Production Act Title III	DEC 1994
52.242-4	Certification of Final Indirect Costs	JAN 1997
52.242-13	Bankruptcy	JUL 1995
52.242-15	Stop-Work Order	AUG 1989
52.243-1	Changes—Fixed Price	AUG 1987
52.243-7	Notification Of Changes	APR 1984
52.244-5	Competition In Subcontracting	DEC 1996
52.244-6	Subcontracts for Commercial Items	SEP 2006
52.245-1	Property Records	APR 1984
52.246-23	Limitation Of Liability	FEB 1997
52.246-24	Limitation Of Liability—High-Value Items	FEB 1997
52.246-25	Limitation Of Liability—Services	FEB 1997
52.247-1	Commercial Bill Of Lading Notations	FEB 2006
52.247-63	Preference For U.S. Flag Air Carriers	JUN 2003
52.248-1	Value Engineering	FEB 2000
52.249-2	Termination For Convenience Of The Government (Fixed-Price)	MAY 2004

52.249-8	Default (Fixed-Price Supply & Service)	APR 1984
52.249-14	Excusable Delays	APR 1984
52.253-1	Computer Generated Forms	JAN 1991
252.201-7000	Contracting Officer's Representative	DEC 1991
252.203-7001	Prohibition On Persons Convicted of Fraud or Other Defense-Contract-Related Felonies	DEC 2004
252.203-7002	Display Of DOD Hotline Poster	DEC 1991
252.204-7000	Disclosure Of Information	DEC 1991
252.204-7003	Control Of Government Personnel Work Product	APR 1992
252.209-7004	Subcontracting With Firms That Are Owned or Controlled By The Government of a Terrorist Country	MAR 1998
252.215-7000	Pricing Adjustments	DEC 1991
252.215-7002	Cost Estimating System Requirements	OCT 1998
252.223-7004	Drug Free Work Force	SEP 1988
252.225-7001	Buy American Act And Balance Of Payments Program	JUN 2005
252.225-7002	Qualifying Country Sources As Subcontractors	APR 2003
252.225-7004	Reporting of Contract Performance Outside the United States and Canada—Submission after Award	JUN 2005
252.225-7012	Preference For Certain Domestic Commodities	JUN 2004
252.225-7013	Duty-Free Entry	OCT 2006
252.225-7016	Restriction On Acquisition Of Ball and Roller Bearings	MAR 2006
252.225-7028	Exclusionary Policies And Practices Of Foreign Government	APR 2003
252.225-7041	Correspondence in English	JUN 1997
252.225-7042	Authorization to Perform	APR 2003
252.227-7013	Rights in Technical Data—Noncommercial Items	NOV 1995
252.227-7015	Technical Data-Commercial Items	NOV 1995
252.227-7025	Limitations on the Use or Disclosure of Government-Furnished Information Marked with Restrictive Legends	JUN 1995
252.227-7028	Technical Data or Computer Software Previously Delivered to the Government	JUN 1995
252.227-7030	Technical Data—Withholding Of Payment	MAR 2000
252.227-7037	Validation of Restrictive Markings on Technical Data	SEP 1999
252.228-7003	Capture and Detention	DEC 1991
252.229-7006	Value Added Tax Exclusion (United Kingdom)	JUN 1997
252.229-7008	Relief From Import Duty (United Kingdom)	JUN 1997
252.231-7000	Supplemental Cost Principles	DEC 1991
252.232-7003	Electronic Submission of Payment Requests	MAY 2006
252.232-7008	Assignment of Claims (Overseas)	JUN 1997
252.232-7010	Levies on Contract Payments	SEP 2005
252.233-7001	Choice of Law (Overseas)	JUN 1997
252.242-7003	Application For U.S. Government Shipping Documentation/Instructions	DEC 1991
252.243-7001	Pricing Of Contract Modifications	DEC 1991
252.243-7002	Requests for Equitable Adjustment	MAR 1998
252.245-7000	Government-Furnished Mapping, Charting, and Geodesy Property	DEC 1991
252.245-7001	Reports Of Government Property	MAY 1994
252.246-7001	Warranty Of Data	DEC 1991
252.247-7023	Transportation of Supplies by Sea	MAY 2002
252.247-7024	Notification Of Transportation Of Supplies By Sea	MAR 2000
252.249-7002	Notification of Anticipated Program Termination or Reduction	DEC 1996

CLAUSES INCORPORATED BY FULL TEXT

52.215-19     NOTIFICATION OF OWNERSHIP CHANGES (OCT 1997)

(a)    The Contractor shall make the following notifications in writing:

(1)   When the Contractor becomes aware that a change in its ownership has occurred, or is certain to occur, that could result in changes in the valuation of its capitalized assets in the accounting records, the Contractor shall notify the Administrative Contracting Officer (ACO) within 30 days.

(2)   The Contractor shall also notify the ACO within 30 days whenever changes to asset valuations or any other cost changes have occurred or are certain to occur as a result of a change in ownership.

(b)   The Contractor shall—

(1)       Maintain current, accurate, and complete inventory records of assets and their costs;

(2)   Provide the ACO or designated representative ready access to the records upon request;

(3)   Ensure that all individual and grouped assets, their capitalized values, accumulated depreciation or amortization, and remaining useful lives are identified accurately before and after each of the Contractor’s ownership changes; and

(4)       Retain and continue to maintain depreciation and amortization schedules based on the asset records maintained before each Contractor ownership change.

The Contractor shall include the substance of this clause in all subcontracts under this contract that meet the applicability requirement of FAR 15.408(k).

(End of clause)

52.216-18     ORDERING. (OCT 1995)

(a)      Any supplies and services to be furnished under this contract shall be ordered by issuance of delivery orders or task orders by the individuals or activities designated in the Schedule. Such orders may be issued from contract award through 180 days after contract award.

(b)      All delivery orders or task orders are subject to the terms and conditions of this contract. In the event of conflict between a delivery order or task order and this contract, the contract shall control.

(c)   If mailed, a delivery order or task order is considered “issued” when the Government deposits the order in the mail. Orders may be issued orally, by facsimile, or by electronic commerce methods only if authorized in the Schedule.

(End of clause)

52.252-2     CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es):

http://hydra.gsa.gov/far/current/html/toc.html

http://farsite.hill.af.mil

(End of clause)

Section J - List of Documents, Exhibits and Other Attachments

Exhibit/Attachment Table of Contents

DOCUMENT TYPE	DESCRIPTION	PAGES	DATE
Attachment 1	Attachment 1 - Statement of Work	3
Attachment 2	Attachment 2 - Performance Specification	23
Attachment 3	Attachment 3 - Spares	7
Attachment 4	Attachment 4 - Tools	1